SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K


                                 CURRENT REPORT


   Pursuant to Section 13 or 15(d) of the Securities and Exchange Act of 1934




       Date of Report (date of earliest event reported): November 17, 2003

                                  AZUREL, LTD.
             (Exact name of registrant as specified in its charter)



 Delaware                      000-22809                        13-3842844
(State or other           (Commission File Number)            (IRS Employer
jurisdiction of                                             Identification No.)
incorporation





                23 F. Commerce Road, Fairfield, New Jersey 00704
          (Address of principal executive offices, including zip code)

                                 (973) 575-9500
              (Registrant's telephone number, including area code)

Item 5. Other Events

     On November 17, 2003, Azurel, Ltd. transferred all of the capital stock of its wholly-owned subsidiary Flo Weinberg, Inc. to RM Enterprises International, Ltd. ("RME") in exchange for RME's agreement to assume all of the liabilities of Flo Weinberg and the forgiveness of any and all liabilities owed to RME by Azurel. There were no significant assets in Flo Weinberg and Azurel did not believe that it could transform Flo Weinberg into a profitable enterprise.


                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated:   January 13, 2004

                                                              AZUREL, LTD.



                                                     By: /s/ Robert O'Grady
                                                     ----------------------
                                                       Name:   Robert O'Grady
                                                      Title:   President